Exhibit 99.05


                               KILOWATT-HOUR SALES
                              (In Millions of KWHs)


                                     3 Months Ended March
                       -----------------------------------------------------
                                2003                 2002             Change
                                ----                 ----             ------
Kilowatt-Hour Sales-
Total Sales                    44,407               40,706             9.1%
Total Retail Sales-            35,421               34,338             3.2%
Residential                    11,457               10,981             4.3%
Commercial                     10,927               10,811             1.1%
Industrial                     12,786               12,300             4.0%